July 27, 2009

Supplement to Prospectus dated June 1, 2009

      THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN YOUR CURRENT PROSPECTUS. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH YOUR CURRENT PROSPECTUS.

Treasury Bill Portfolio

      The following is inserted in lieu of the section entitled “Principal Investment Strategies” on page 6 of the Prospectus.

      Principal Investment Strategies. The Treasury Bill Portfolio invests in debt obligations of the United States Treasury. At least 80% of its assets are invested in short-term U.S. Treasury bills and notes with maturities of less than thirteen months. The remainder may be invested in U.S. Treasury bonds having a remaining maturity of thirteen months or less. The Treasury Bill Portfolio is not a money market fund and does not seek to maintain a stable price per share.

      The Treasury Bill Portfolio follows a dividend policy that permits (but does not assure) its net asset value per share to rise by distributing its net investment income and net capital gains, if any, only once a year, thus enabling the Portfolio to retain a greater portion of its assets on which interest may continue to be earned. See “Tax Planning Policies - Dividends and Tax Planning” and “Dividends, Other Distributions and Taxes” for a further discussion of this policy.

      The following is inserted in lieu of the third paragraph in the section entitled “Treasury Bill Portfolio” on page 17 of the Prospectus.

      The Treasury Bill Portfolio distributes its net investment income and net capital gains, if any, only once a year. The Portfolio reduces the amount of its per-share dividends to the extent its investment company taxable income is distributed in the form of redemption proceeds. The Treasury Bill Portfolio’s dividend policy permits (but does not assure) the Portfolio’s net asset value per share to rise. As a result of this policy, the tax liability of a long-term shareholder may be lessened (to an extent that the Fund cannot predict), without reducing the shareholder’s total return (dividends plus appreciation).